                             PARTICIPATION AGREEMENT

                                  BY AND AMONG

                       AIM VARIABLE INSURANCE FUNDS, INC.

                            A I M DISTRIBUTORS, INC.,

                                       AND

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY,
                             ON BEHALF OF ITSELF AND
                              ITS SEPARATE ACCOUNTS

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                                TABLE OF CONTENTS

DESCRIPTION                                                                 PAGE
-----------                                                                 ----
Section 1. Available Funds ....................................................2
1.1 Availability . ............................................................2
1.2 Addition, Deletion or Modification of Funds ...............................2
1.3 No Sales to the General Public ............................................2

Section 2. Processing Transactions ............................................2

2.1    Timely Pricing and Orders ..............................................2
2.2    Timely Payments ........................................................3
2.3    Applicable Price .......................................................3
2.4    Dividends and Distributions ............................................4
2.5    Book Entry .............................................................4

Section 3. Costs and Expenses .................................................4.
3.1 General ...................................................................4
3.2 Parties To Cooperate ......................................................4

Section 4. Legal Compliance ...................................................4

4.1    Tax Laws ...............................................................4
4.2    Insurance and Certain Other Laws .......................................7
4.3    Securities Laws ........................................................7
4.4    Notice of Certain Proceedings and Other Circumstances ..................8
4.5    LIFE COMPANY To Provide Documents; Information About AVIF ............. 9
4.6    AVIF To Provide Documents; Information About LIFE COMPANY .............10

Section 5. Mixed and Shared Funding ..........................................11

5.1    General ...............................................................11
5.2    Disinterested Directors ...............................................12
5.3    Monitoring for Material Irreconcilable Conflicts ......................12
5.4    Conflict Remedies .....................................................13
5.5    Notice to LIFE COMPANY ................................................14
5.6    Information Requested by Board of Directors ...........................14
5.7    Compliance with SEC Rules .............................................14
5.8    Other Requirements ....................................................14

Section 6. Termination .......................................................15

6.1    Events of Termination .................................................15
6.2    Notice Requirement for Termination ....................................16
6.3    Funds To Remain Available .............................................16


                                       i
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
DESCRIPTION                                                                 PAGE
-----------                                                                 ----
6.4 Survival of Warranties and Indemnifications ..............................16
6.5 Continuance of Agreement for Certain Purposes ............................16
Section 7. Parties To Cooperate Respecting Termination .......................17
Section 8. Assignment ........................................................17
Section 9. Notices ...........................................................17
Section 10. Voting Procedures ................................................18
Section 11. Foreign Tax Credits ..............................................18
Section 12. Indemnification ..................................................18
12.1 Of AVIF and AIM by LIFE COMPANY .........................................18
12.2 Of LIFE COMPANY by AVIF and AIM .........................................20
12.3 Effect of Notice ........................................................23
12.4 Successors ..............................................................23
Section 13. Applicable Law ...................................................23
Section 14. Execution in Counterparts ........................................23
Section 15. Severability .....................................................23
Section 16. Rights Cumulative ................................................24
Section 17. Headings .........................................................24
Section 18. Confidentiality ..................................................24
Section 19. Trademarks and Fund Names ........................................25
Section 20. Parties to Cooperate .............................................26

                             PARTICIPATION AGREEMENT

       THIS AGREEMENT, made and entered into as of the __ day of __________, 1998 ("Agreement"), by and among AIM Variable Insurance Funds, Inc., a Maryland corporation ("AVIF"), A I M Distributors, Inc., a Delaware corporation ("AIM"), The Lincoln National Life Insurance Company, an Indiana life insurance company ("LIFE COMPANY"), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and the principal underwriter of the Accounts and the Contracts (collectively, the "Parties").

WITNESSETH THAT:

       WHEREAS, AVIF is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, AVIF currently consists of thirteen separate series ("Series"), shares ("Shares") of each of which are registered under the Securities Act of 1933, as amended (the " 1933 Act") and are currently sold to one or more separate accounts of life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies; and

       WHEREAS, AVIF will make Shares of each Series listed on Schedule A hereto as the Parties hereto may amend from time to time (each a "Fund"; reference herein to "AVIF" includes reference to each Fund, to the extent the context requires) available for purchase by the Accounts; and

       WHEREAS, LIFE COMPANY will be the issuer of certain variable annuity contracts and variable life insurance contracts ("Contracts" or Policies") as set forth on Schedule A hereto, as the Parties hereto may amend from time to time, which Contracts, if required by applicable law, will be registered under the 1933 Act; and

       WHEREAS, LIFE COMPANY will fund the Contracts through the Accounts, each of which may be divided into two or more subaccounts ("Subaccounts"; reference herein to an "Account" includes reference to each Subaccount thereof to the extent the context requires); and

       WHEREAS, LIFE COMPANY will serve as the depositor of the Accounts, each of which is registered as a unit investment trust investment company under the 1940 Act (or exempt therefrom), and the security interests deemed to be issued by the Accounts under the Policies will be registered as securities under the 1933 Act (or exempt therefrom); and

       WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase Shares in one or more of the Funds on behalf of the Accounts to fund the Policies; and

       WHEREAS, LIFE COMPANY is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 (" 1934 Act") and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD");

       NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereto agree as follows:

SECTION 1. AVAILABLE FUNDS

1.1    AVAILABILITY.

       AVIF will make Shares of each Fund available to LIFE COMPANY for purchase and redemption at net asset value and with no sales charges, subject to the terms and conditions of this Agreement. The Board of Directors of AVIF may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Directors acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Fund.

1.2    ADDITION, DELETION OR MODIFICATION OF FUNDS.

       The Parties hereto may agree, from time to time, to add other Funds to provide additional funding media for the Policies, or to delete, combine, or modify existing Funds, by amending Schedule A hereto. Upon such amendment to Schedule A, any applicable reference to a Fund, AVIF, or its Shares herein shall include a reference to any such additional Fund or Fund resulting from a deletion or modification. Schedule A, as amended from time to time, is incorporated herein by reference and is a part hereof.

1.3    NO SALES TO THE GENERAL PUBLIC.

       AVIF represents and warrants that no Shares of any Fund have been or will be sold to the general public.

SECTION 2. PROCESSING TRANSACTIONS

2.1    TIMELY PRICING AND ORDERS.

       (a) AVIF or its designated agent will use its best efforts to provide LIFE COMPANY with the net asset value per Share for each Fund by 6:00 p.m. Central Time on each Business Day.

As used herein, "Business Day" shall mean any day on which (i) the New York Stock Exchange is open for regular trading and (ii) AVIF calculates the Fund's net asset value.

       (b) LIFE COMPANY will use the data provided by AVIF each Business Day pursuant to paragraph (a) immediately above to calculate Account unit values and to process transactions that receive that same Business Day's Account unit values. LIFE COMPANY will perform such Account processing the same Business Day, and will place corresponding orders to purchase or redeem Shares with AVIF by 9:00 a.m. Central Time the following Business Day; PROVIDED, however, that AVIF shall provide additional time to LIFE COMPANY in the event that AVIF is unable to meet the 6:00 p.m. time stated in paragraph (a) immediately above. Such additional time shall be equal to the additional time that AVIF takes to make the net asset values available to LIFE COMPANY.

       (c) With respect to payment of the purchase price by LIFE COMPANY and of redemption proceeds by AVIF, LIFE COMPANY and AVIF shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment per Fund in accordance with Section 2.2, below.

       (d) If AVIF provides materially incorrect Share net asset value information (as determined under SEC guidelines), LIFE COMPANY shall be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per Share. Any material error in the calculation or reporting of net asset value per Share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

2.2    TIMELY PAYMENTS.

       LIFE COMPANY will wire payment for net purchases to a custodial account designated by AVIF by 1:00 p.m. Central Time on the same day as the order for Shares is placed, to the extent practicable. AVIF will wire payment for net redemptions to an account designated by LIFE COMPANY by 1:00 p.m. Central Time on the same day as the Order is placed, to the extent practicable, but in any event within five (5) calendar days after the date the order is placed in order to enable LIFE COMPANY to pay redemption proceeds within the time specified in
Section 22(e) of the 1940 Act or such shorter period of time as may be required by law.

2.3    APPLICABLE PRICE.

       (a) Share purchase payments and redemption orders that result from purchase payments, premium payments, surrenders and other transactions under Policies (collectively, "Policy transactions") and that LIFE COMPANY receives prior to the close of regular trading on the New York Stock Exchange on a Business Day will be executed at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the orders. For purposes of this Section 23(a), LIFE COMPANY shall be the designated agent of AVIF for receipt of orders relating to Policy transactions on each Business Day and receipt by such designated agent shall constitute receipt by AVIF; PROVIDED that AVIF receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with Section
2.1 (b) hereof.

       (b) All other Share purchases and redemptions by LIFE COMPANY will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the order therefor, and such orders will be irrevocable.

2.4    DIVIDENDS AND DISTRIBUTIONS.

       AVIF will furnish notice by wire or telephone (followed by written confirmation) on or prior to the payment date to LIFE COMPANY of any income dividends or capital gain distributions payable on the Shares of any Fund. LIFE COMPANY hereby elects to reinvest all dividends and capital gains distributions in additional Shares of the corresponding Fund at the ex-dividend date net asset values until LIFE COMPANY otherwise notifies AVIF in writing, it being agreed by the Parties that the ex-dividend date and the payment date with respect to any dividend or distribution will be the same Business Day. LIFE COMPANY reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.

2.5    BOOK ENTRY.

       Issuance and transfer of AVIF Shares will be by book entry only. Stock certificates will not be issued to LIFE COMPANY. Shares ordered from AVIF will be recorded in an appropriate title for LIFE COMPANY, on behalf of its Account.

SECTION 3. COSTS AND EXPENSES

3.1    GENERAL.

       Except as otherwise specifically provided in Schedule C, attached hereto and made a part hereof, each Party will bear all expenses incident to its performance under this Agreement.

3.2    PARTIES TO COOPERATE.

       Each Party agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver, in a timely manner, combined or coordinated prospectuses or other materials of AVIF and the Accounts.

SECTION 4. LEGAL COMPLIANCE

4.1    TAX LAWS.

       (a) AVIF represents and warrants that each Fund is currently qualified as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and represents that it will use its best efforts to qualify and to maintain qualification of each Fund as a RIC. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

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       (b) AVIF represents that it will use its best efforts to comply and to maintain each Fund's compliance with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not so comply in the future. In the event of a breach of this Section 4. 1 (b) by AVIF, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations under the Code.

       (c) LIFE COMPANY agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of LIFE COMPANY or, to LIFE COMPANY's knowledge, of any Participant, that any Fund has failed to comply with the diversification requirements of Section 817(h) of the Code or LIFE COMPANY otherwise becomes aware of any facts that could give rise to any claim against AVIF or its affiliates as a result of such a failure or alleged failure:

       (i) LIFE COMPANY shall promptly notify AVIF of such assertion or potential claim (subject to the Confidentiality provisions of Section 18 as to any Participant);

       (ii) LIFE COMPANY shall consult with AVIF as to how to minimize any liability that may arise as a result of such failure or alleged failure;

       (iii) LIFE COMPANY shall use its best efforts to minimize any liability of AVIF or its affiliates resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations Section 1.817-5(a)(2), to the Commissioner of the IRS that such failure was inadvertent;

       (iv) LIFE COMPANY shall permit AVIF, its affiliates and their legal and accounting advisors to participate in any conferences, settlement discussions or other administrative or judicial proceeding or contests (including judicial appeals thereof) with the IRS, any Participant or any other claimant regarding any claims that could give rise to liability to AVIF or its affiliates as a result of such a failure or alleged failure; PROVIDED, however, that LIFE COMPANY will retain control of the conduct of such conferences discussions, proceedings, contests or appeals;

       (v) any written materials to be submitted by LIFE COMPANY to the IRS, any Participant or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations Section 1.817-5(a)(2)), (a) shall be provided by LIFE COMPANY to AVIF (together with any supporting information or analysis); subject to the confidentiality provisions of Section 18, at least ten (10) business days or such shorter period to which the Parties hereto agree prior to the day on which such proposed materials are to be submitted, and (b) shall not be submitted by LIFE

              COMPANY to any such person without the express written consent of AVIF which shall not be unreasonably withheld;

       (vi) LIFE COMPANY shall provide AVIF or its affiliates and their accounting and legal advisors with such cooperation as AVIF shall reasonably request (including, without limitation, by permitting AVIF and its accounting and legal advisors to review the relevant books and records of LIFE COMPANY) in order to facilitate review by AVIF or its advisors of any written submissions provided to it pursuant to the preceding clause or its assessment of the validity or amount of any claim against its arising from such a failure or alleged failure;

       (vii) LIFE COMPANY shall not with respect to any claim of the IRS or any Participant that would give rise to a claim against AVIF or its affiliates (a) compromise or settle any claim, (b) accept any adjustment on audit, or (c) forego any allowable administrative or judicial appeals, without the express written consent of AVIF or its affiliates, which shall not be unreasonably withheld, PROVIDED that LIFE COMPANY shall not be required, after exhausting all administrative penalties, to appeal any adverse judicial decision unless AVIF or its affiliates shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and PROVIDED FURTHER that the costs of any such appeal shall be borne equally by the Parties hereto; and

       (viii) AVIF and its affiliates shall have no liability as a result of such failure or alleged failure if LIFE COMPANY fails to comply with any of the foregoing clauses (i) through (vii), and such failure could be shown to have materially contributed to the liability.

       Should AVIF or any of its affiliates refuse to give its written consent to any compromise or settlement of any claim or liability hereunder, LIFE COMPANY may, in its discretion, authorize AVIF or its affiliates to act in the name of LIFE COMPANY in, and to control the conduct of, such conferences, discussions, proceedings, contests or appeals and all administrative or judicial appeals thereof, and in that event AVIF or its affiliates shall bear the fees and expenses associated with the conduct of the proceedings that it is so authorized to control; PROVIDED, that in no event shall LIFE COMPANY have any liability resulting from AVIF's refusal to accept the proposed settlement or compromise with respect to any failure caused by AVIF. As used in this Agreement, the term "affiliates" shall have the same meaning as "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

       (d) LEE COMPANY represents and warrants that the Contracts currently are and will be treated as annuity contracts or life insurance policies under applicable provisions of the Code and that it will use its best efforts to maintain such treatment; LIFE COMPANY will notify AVIF immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

       (e) LIFE COMPANY represents and warrants that each Account is a "segregated asset account" and that interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817 of the Code and the regulations thereunder. LIFE COMPANY will use its best efforts to continue to meet such definitional requirements, and it will notify AVIF immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

4.2    INSURANCE AND CERTAIN OTHER LAWS.

       (a) AVIF will use its best. efforts to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by LIFE COMPANY, including, the furnishing of information not otherwise available to LIFE COMPANY which is required by state insurance law to enable LIFE COMPANY to obtain the authority needed to issue the Contracts in any applicable state.

       (b) LIFE COMPANY represents and warrants that (i) it is an insurance company duly organized, validly existing under the laws of the State of Indiana and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains each Account as a segregated asset account under Indiana Insurance Law and the regulations thereunder, and
(iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

       (c) AVIF represents and warrants that it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

       (d) AIM represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and right to execute, deliver and perform its duties and comply with its obligations under this agreement.

4.3    SECURITIES LAWS.

       (a) LIFE COMPANY represents and warrants that (i) interests in each Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act, (ii) the Contracts will be duly authorized for issuance and sold in compliance with all applicable federal and state laws, including, without limitation, the 1933 Act, the 1934 Act, the 1940 Act and Indiana law, (iii) each Account is and will remain registered under the 1940 Act, to the extent required by the

1940 Act, (iv) each Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, to the extent required; (v) each Account's 1933 Act registration statement relating to the Contracts (to the extent required), together with any amendments thereto, will at all times comply in all material respects with the requirements of the

1933 Act and the rules thereunder, (vi) LIFE COMPANY will amend any registration statement for its Contracts under the 1933 Act and for its Accounts under the 1940 Act from time to time to the extent required in order to effect the continuous offering of its Policies or as may otherwise be required by applicable law, and (vii) each Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

       (b) AVIF represents and warrants that (i) Shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) AVIF is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) AVIF will amend the registration statement for its Shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its Shares, (iv) AVIF does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) AVIFs 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) AVIF's Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

       (c) AVIF will at its expense register and qualify its Shares for sale in accordance with the laws of any state or other jurisdiction if and to the extent reasonably deemed advisable by AVIF.

       (d) AVIF currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b- I under the 1940 Act or otherwise, although it reserves the right to make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, AVIF undertakes to have its Board of Directors, a majority of whom are not "interested" persons of the Fund, formulate and approve any plan under Rule l2b-1 to finance distribution expenses.

       (e) AVIF represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(I) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

4.4    NOTICE OF CERTAIN PROCEEDINGS AND OTHER CIRCUMSTANCES.

       (a) AVIF will immediately notify LIFE COMPANY of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to AVIF's registration statement under the 1933 Act or AVIF Prospectus, (ii) any request by the SEC for any amendment to such registration statement or AVIF Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings against AVIF, AIM or the investment adviser to AVIF for that purpose or for any other purpose relating to the registration or offering of AVIF's Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Shares of any Fund in any state or jurisdiction, including, without limitation, any circumstances in which (a) such Shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law, or (b) such law precludes the use of such Shares as an underlying investment medium of the Policies issued or to be issued by LIFE COMPANY. AVIF will make every reasonable effort to prevent the issuance, with respect to any Fund, of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

       (b) LIFE COMPANY will immediately notify AVIF of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to each Account's registration statement under the 1933 Act relating to the Policies or each Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Account Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of each Account's interests pursuant to the Policies, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. LIFE COMPANY will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

4.5    LIFE COMPANY TO PROVIDE DOCUMENTS; INFORMATION ABOUT AVIF

       (a) LIFE COMPANY will provide to AVIF or its designated agent at least one (1) complete copy of all SEC registration statements, Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to each Account or the Contracts and to one (1) or more Funds, within twenty (20) calendar days of the filing of such document with the SEC or other regulatory authorities.

       (b) LIFE COMPANY will provide to AVIF or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which AVIF or any of its affiliates is named, at least ten (10) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if AVIF or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. AVIF hereby designates AIM as the entity to receive such sales literature, until such time as AVIF appoints another designated agent by giving notice to LIFE COMPANY in the manner required by Section 9 hereof.

       (c) Neither LIFE COMPANY nor any of its affiliates, will give any information or make any representations or statements on behalf of or concerning AVIF or its affiliates in connection with the sale of the Policies other than
(i) the information or representations contained in the registration statement, including the AVIF Prospectus contained therein, relating to Shares, as such registration statement and AVIF Prospectus may be amended from time to time; or
(ii) in reports or proxy materials for AVIF; or (iii) in published reports for AVIF that are in the public domain and approved by AVIF for distribution; or
(iv) in sales literature or other promotional material approved by AVIF, except with the express written permission of AVIF or AIM.

       (d) LIFE COMPANY shall adopt and implement procedures reasonably designed to ensure that information concerning AVIF and its affiliates that is intended for use only by brokers or agents selling the Policies (I.E., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither AVIF nor any of its affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

       (e) For the purposes of this Section 4.5, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (E.G., on-line networks such as the Internet or other electronic messages), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

4.6    AVIF TO PROVIDE DOCUMENTS; INFORMATION ABOUT LIFE COMPANY.

       (a) AVIF will provide to LIFE COMPANY at least one (1) complete copy of all SEC registration statements, AVIF Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to one (1) or more Funds, within twenty (20) calendar days of the filing of such document with the SEC or other regulatory authorities.

       (b) AVIF will provide to LIFE COMPANY camera ready copies of all AVIF prospectuses relating to the Funds and printed copies, in an amount specified by LIFE COMPANY, of AVIF statements of additional information, proxy materials, periodic reports to shareholders and other materials required by law to be sent to Participants who have allocated any Contract value to a Fund. AVIF will provide such copies to LIFE COMPANY in a timely manner so as to enable LIFE COMPANY, as the case may be, to print and distribute such materials within the time required by law to be furnished to Participants.

       (c) AVIF will provide to LIFE COMPANY or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which LIFE COMPANY, or any of its respective affiliates is named, or that refers to the Policies, at least ten (10) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if LIFE COMPANY or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. LIFE COMPANY shall receive all such sales literature until such time as it appoints a designated agent by giving notice to AVIF in the manner required by Section 9 hereof.

       (d) Neither AVIF nor any of its affiliates will give any information or make any representations or statements on behalf of or concerning LIFE COMPANY, each Account, or the Contracts other than (i) the information or representations contained- in the registration statement, including each Account Prospectus contained therein, relating to the Contracts, as such registration statement and Account Prospectus may be amended from time to time; or (ii) in published reports for the Account or the Contracts that are in the public domain and approved by LIFE COMPANY for distribution; or (iii) in sales literature or other promotional material approved by LIFE COMPANY or its affiliates, except with the express written permission of LIFE COMPANY.

       (e) AIM shall adopt and implement procedures reasonably designed to ensure that information concerning LIFE COMPANY, and its respective affiliates that is intended for use only by brokers or agents selling the Policies (I.E., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither LIFE COMPANY, nor any of its respective affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

       (f) For purposes of this Section 4.6, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (E.G., on-line networks such as the Internet or other electronic messages), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

SECTION 5. MIXED AND SHARED FUNDING

5.1    GENERAL.


       The SEC has granted an order to AVIF exempting it from certain provisions of the 1940 Act and rules thereunder so that AVIF may be available for investment by certain other entities, including, without limitation, separate accounts funding variable annuity contracts or variable life insurance policies, separate accounts of insurance companies unaffiliated with LIFE COMPANY, and trustees of qualified pension and retirement plans (collectively, "Mixed and Shared Funding"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5. Sections 5.2 through 5.8 below shall apply pursuant to such an exemptive order granted to AVER AVIF hereby notifies LIFE COMPANY that AVIF has implemented Mixed and Shared Funding and it may be appropriate to include in the prospectus pursuant to which a Contract is offered disclosure regarding the potential risks of Mixed and Shared Funding.

5.2    DISINTERESTED DIRECTORS.

       AVIF agrees that its Board of Directors shall at all times consist of directors a majority of whom (the "Disinterested Directors") are not interested persons of AVIF within the meaning of Section 2(a)(19) of the 1940 Act and the rules thereunder and as modified by any applicable orders of the SEC, except that if this condition is not met by reason of the death, disqualification, or bona fide resignation of any director, then the operation of this condition shall be suspended (a) for a period of forty-five (45) days if the vacancy or vacancies may be filled by the Board;(b) for a period of sixty (60) days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by order upon application.

5.3    MONITORING FOR MATERIAL IRRECONCILABLE CONFLICTS.

       AVIF agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the Participants in all separate accounts of life insurance companies utilizing AVIF ("Participating Insurance Companies"), including each Account, and participants in all qualified retirement and pension plans investing in AVIF ("Participating Plans"). LIFE COMPANY agrees to inform the Board of Directors of AVIF of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

       (a)    an action by any state insurance or other regulatory authority;

       (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

       (c)    an administrative or judicial decision in any relevant proceeding;

       (d)    the manner in which the investments of any Fund are being managed;

       (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract Participants or by Participants of different Participating Insurance Companies;

       (f) a decision by a Participating Insurance Company to disregard the voting instructions of Participants; or

       (g) a decision by a Participating Plan to disregard the voting instructions of Plan participants.

       Consistent with the SECs requirements in connection with exemptive orders of the type referred to in Section 5.1 hereof, LIFE COMPANY will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors, upon their request, with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by LIFE COMPANY to disregard voting instructions of Participants. LIFE

COMPANY's responsibilities in connection with the foregoing shall be carried out with a view only to the interests of Participants.

5.4    CONFLICT REMEDIES.

       (a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, LIFE COMPANY will, if it is a Participating Insurance Company for which a material irreconcilable conflict is relevant, at its own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

       (i) withdrawing the assets allocable to some or all of the Accounts from AVIF or any Fund and reinvesting such assets in a different investment medium, including, but not limited to, another Fund of AVIF, or submitting the question whether such segregation should be implemented to a vote of all affected Participants and, as appropriate, segregating the assets of any particular group (E.G., annuity Participants, life insurance Participants or all Participants) that votes in favor of such segregation, or offering to the affected Participants the option of making such a change; and

       (ii) establishing a new registered investment company of the type defined as a "management company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a management company.

(b) If the material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at AVIF's election, to withdraw each Account's investment in AVIF or any Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six (6) months after AVIF gives notice to LIFE COMPANY that this provision is being implemented, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF.

       (c) If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to LIFE COMPANY conflicts with the majority of other state regulators, then LIFE COMPANY will withdraw each Account's investment in AVIF within six (6) months after AVIF's Board of Directors informs LIFE COMPANY that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF. No charge or penalty will be imposed as a result of such withdrawal.

       (d) LIFE COMPANY agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

(e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will AVIF or any of its affiliates be required to establish a new funding medium for any Contracts. LIFE COMPANY will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

5.5    NOTICE TO LIFE COMPANY.

       AVIF will promptly make known in writing to LIFE COMPANY the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

5.6    INFORMATION REQUESTED BY BOARD OF DIRECTORS.

       LIFE COMPANY and AVIF (or its investment adviser) will at least annually submit to the Board of Directors of AVIF such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof or any exemptive order granted by the SEC to permit Mixed and Shared Funding, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

5.7    COMPLIANCE WITH SEC RULES.

       If, at any time during which AVIF is serving as an investment medium for variable life insurance Policies, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to Mixed and Shared Funding, AVIF agrees that it will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

5.8    OTHER REQUIREMENTS.

       AVIF will require that each Participating Insurance Company and Participating Plan enter into an agreement with AVIF that contains in substance the same provisions as are set forth in Sections 4. 1 (b), 4. 1 (d), 4.3(a), 4.4(b), 4.5(a), 5, and 10 of this Agreement.

                             SECTION 6. TERMINATION

6.1    EVENTS OF TERMINATION.

Subject to Section 6.4 below, this Agreement will terminate as to a Fund:

       (a) at the option of any party, with or without cause with respect to the Fund, upon six (6) months advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief (i.e., a substitution order) from the SEC, unless otherwise agreed to in writing by the parties; or

       (b) at the option of AVIF upon institution of formal proceedings against LIFE COMPANY or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding LIFE COMPANY's obligations under this Agreement or related to the sale of the Contracts, the operation of each Account, or the purchase of Shares, if, in each case, AVIF reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the Agreement is to be terminated; or

       (c) at the option of LIFE COMPANY upon institution of formal proceedings against AVIF, AIM or the Fund's investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AVIFs obligations under this Agreement or related to the operation or management of AVIF or the purchase of AVIF Shares, if, in each case, LIFE COMPANY reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on LIFE C OMPANY, or the Subaccount corresponding to the Fund with respect to which the Agreement is to be terminated; or

       (d) at the option of any Party in the event that (i) the Fund's Shares are not registered and, in all material respects, issued and sold in accordance with any applicable federal or state law, or (ii) such law precludes the use of such Shares as an underlying investment medium of the Policies issued or to be issued by LIFE COMPANY; or

       (e) upon termination of the corresponding Subaccount's investment in the Fund pursuant to Section 5 hereof; or

       (f) at the option of LIFE COMPANY if the Fund ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so qualify; or

       (g) at the option of LIFE COMPANY if the Fund fails to comply with
Section 817(h) of the Code or with successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so comply; or

       (h) at the option of AVIF if the Policies issued by LIFE COMPANY cease to qualify as annuity contracts or life insurance policies under the Code (other than by reason of the Fund's noncompliance with Section 8 17(h) or Subchapter M of the Code) or if interests in an Account under the Contracts are not registered, where such registration is required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; or

(i)    upon another Party's material breach of any provision of this Agreement.

6.2    NOTICE REQUIREMENT FOR TERMINATION.

       No termination of this Agreement will be effective unless and until the Party terminating this Agreement gives prior written notice to the other Party to this Agreement of its intent to terminate, and such notice shall set forth the basis for such termination. Furthermore:

       (a) in the event that any termination is based upon the provisions of Sections 6.1(a) or 6.1(e) hereof, such prior written notice shall be given at least six (6) months in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto;

       (b) in the event that any termination is based upon the provisions of Sections 6.1(b) or 6.1(c) hereof, such prior written notice shall be given at least ninety (90) days in advance of the, effective date of termination unless a shorter time is agreed to by the Parties hereto; and

       (c) in the event that any termination is based upon the provisions of Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, such prior written notice shall be given as soon as possible within twenty-four (24) hours after the terminating Party learns of the event causing termination to be required.

6.3    FUNDS TO REMAIN AVAILABLE.

       Notwithstanding any termination of this Agreement, AVIF will, at the option of LIFE COMPANY, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Policies"). Specifically, without limitation, the owners of the Existing Policies will be permitted to reallocate investments in the Fund (as in effect on such date), redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Policies. The parties agree that this Section 6.3 will not apply to any terminations under Section 5 and the effect of such terminations will be governed by Section 5 of this Agreement.

6.4    SURVIVAL OF WARRANTIES AND INDEMNIFICATIONS.

All warranties and indemnifications will survive the termination of this Agreement.

6.5    CONTINUANCE OF AGREEMENT FOR CERTAIN PURPOSES.

       If any Party terminates this Agreement with respect to any Fund pursuant to Sections 6.1(b), 6.1(c), 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, this Agreement shall nevertheless continue in effect as to any Shares of that Fund that are outstanding as of the date of such termination (the

"Initial Termination Date"). This continuation shall extend to the earlier of the date as of which an Account owns no Shares of the affected Fund or a date (the "Final Termination Date") six (6) months following the Initial Termination Date, except that LIFE COMPANY may, by written notice shorten said six (6) month period in the case of a termination pursuant to Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i).

             SECTION 7. PARTIES TO COOPERATE RESPECTING TERMINATION

       The Parties hereto agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose of ensuring that an Account owns no Shares of a Fund after the Final Termination Date with respect thereto, or, in the case of a termination pursuant to Section
6. 1 (a), the termination date specified in the notice of termination. Such steps may include combining the affected Account with another Account, substituting other mutual fund shares for those of the affected Fund, or otherwise terminating participation by the Policies in such Fund.

                              SECTION 8. ASSIGNMENT


       This Agreement may not be assigned by any Party, except with the written consent of each other Party.

                               SECTION 9. NOTICES


       Notices and communications required or permitted by Section 9 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

AIM VARIABLE INSURANCE FUNDS, INC.
A I M DISTRIBUTORS, INC.
11 Greenway Plaza, Suite 100
Houston, Texas 77046
Facsimile: (713) 993-9185
Attn: Nancy L. Martin, Esq.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
1300 S. Clinton Street
Fort Wayne, IN 46802
Facsimile: (219) 455-1773
Attn:    Kelly D. Clevenger
         Vice President

                          SECTION 10. VOTING PROCEDURES

       Subject to the cost allocation procedures set forth in Section 3 hereof, LIFE COMPANY will distribute all proxy material furnished by AVIF to Participants to whom pass-through voting privileges are required to be extended and will solicit voting instructions from Participants. LIFE COMPANY will vote Shares in accordance with timely instructions received from Participants. LIFE COMPANY will vote Shares that are (a) not attributable to Participants to whom pass-through voting privileges are extended, or (b) attributable to Participants, but for which no timely instructions have been received, in the same proportion as Shares for which said instructions have been received from Participants, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for Participants. Neither LIFE COMPANY nor any of its affiliates will in any way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Participants. Notwithstanding the foregoing, LIFE COMPANY reserves the right to vote shares held in any Account in its own right, to the extent permitted by law. LIFE COMPANY shall be responsible for assuring that each of its Accounts holding Shares calculates voting privileges in a manner consistent with that of other Participating Insurance Companies or in the manner required by the Mixed and Shared Funding exemptive order obtained by AVIF. AVIF will notify LIFE COMPANY of any changes of interpretations or amendments to Mixed and Shared Funding exemptive order it has obtained. AVIF will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, AVIF either will provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or will comply with Section 16(c) of the 1940 Act (although AVIF is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, AVIF will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the SEC may promulgate with respect thereto.

                         SECTION 11. FOREIGN TAX CREDITS


       AVIF agrees to consult in advance with LIFE COMPANY concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to its shareholders.

                           SECTION 12. INDEMNIFICATION

12.1 OF AVIF AND AIM BY LIFE COMPANY.

       (a) Except to the extent provided in Sections 12.1(b) and 12.1(c), below, LIFE COMPANY agrees to indemnify and hold harmless AVIF, AIM, their affiliates, and each person, if any, who controls AVIF, AIM, or their affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified

       Parties may become subject under any statute, regulation, at common law or otherwise; PROVIDED, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY by or on behalf of AVIF for use in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the, foregoing); or

       (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained-in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of LIFE COMPANY or its affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of LIFE COMPANY or its respective affiliates or persons under their control (including, without limitation, their employees and "persons associated with a member", as that term is defined in paragraph (q) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Shares; or

       (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to AVIF, AIM or their affiliates by or on behalf of LIFE COMPANY or its affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing; or

       (iv) arise as a result of any failure by LIFE COMPANY to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by LIFE COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY; or

       (v) arise as a result of failure by the Policies issued by LIFE COMPANY to qualify as annuity contracts or life insurance policies under the Code, otherwise than by reason of any Fund's failure to comply with Subchapter M or Section 817(h) of the Code.

       (b) LIFE COMPANY shall not be liable under this Section 12.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties (i) under this Agreement, or (ii) to AVIF or AIM.

       (c) LIFE COMPANY shall not be liable under this Section 12.1 with respect to any action against an Indemnified Party unless AVIF or AIM shall have notified LIFE COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY of any such action shall not relieve LIFE COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12. 1. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, LIFE COMPANY shall be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from LIFE COMPANY to such Indemnified Party of LIFE COMPANY's election to assume the defense thereof, the Indemnified Party will cooperate fully with LIFE COMPANY and shall bear the fees and expenses of any additional counsel retained by it, and LIFE COMPANY will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

       12.2 OF LIFE COMPANY BY AVIF AND AIM.

       (a) Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e), below, AVIF and AIM agree to indemnify and hold harmless LIFE COMPANY, its affiliates, and each person, if any, who controls LIFE COMPANY or its affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law, or otherwise; PROVIDED, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus or sales literature or advertising of AVIF (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to AVIF or its affiliates by or on behalf of LIFE COMPANY or its affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, or in sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

       (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of AVIF, AIM or their affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of AVIF, AIM or their affiliates or persons under its control (including, without limitation, their employees and "persons associated with a member" as that term is defined in Section (q) of Article I of the NASD By-Laws), in connection with the sale or distribution of AVIF Shares; or

       (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY or its affiliates by or on behalf of AVIF or AIM for use in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

       (iv) arise as a result of any failure by AVIF to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by AVIF in this Agreement or arise out of or result from any other material breach of this Agreement by AVIF.

       (b) Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e) hereof, AVIF and AIM agree to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Fund to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder, or (ii) Section 817(h) of the Code and regulations thereunder, including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Participants asserting liability against LIFE COMPANY pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the IRS, and the cost of any substitution by LIFE COMPANY of Shares of another investment company or portfolio for those of any adversely affected Fund as a funding medium for each Account that LIFE COMPANY reasonably deems necessary or appropriate as a result of the noncompliance.

       (c) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties (i) under this Agreement, or (ii) to LIFE COMPANY, each Account or Participants.

       (d) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any action against an Indemnified Party unless the Indemnified Party shall have notified AVIF and/or AIM in w riting within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify AVIF or AIM of any such action shall not relieve AVIF or AIM from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section
12.2. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, AVIF and/or AIM will be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the IRS), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from AVIF and/or AIM to such Indemnified Party of AVIF's or AIM's election to assume the defense thereof, the Indemnified Party will cooperate fully with AVIF and AIM shall bear the fees and expenses of any additional counsel retained by it, and AVIF and AIM will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

       (e) In no event shall AVIF or AIM be liable under the indemnification provisions contained in this Agreement to any individual or entity, including, without limitation, LIFE COMPANY or any other Participating Insurance Company or any Participant, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by LIFE COMPANY hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its segregated asset account (which invests in any Fund) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its variable annuity contracts or life insurance policies (with respect to which any Fund serves as an underlying funding vehicle) as annuity contracts or life insurance policies under applicable provisions of the Code.

12.3 EFFECT OF NOTICE.

       Any notice given by the indemnifying Party to an Indemnified Party referred to in Sections 12. 1 (c) or 12.2(d) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

12.4 SUCCESSORS.

       A successor by law of any Party shall be entitled to the benefits of the indemnification contained in this Section 12.

                           SECTION 13. APPLICABLE LAW

       This Agreement will be construed and the provisions hereof interpreted under and in accordance with Maryland law, without regard for that state's principles of conflict of laws.

                      SECTION 14. EXECUTION IN COUNTERPARTS

       This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

                            SECTION 15. SEVERABILITY

       If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

                          SECTION 16. RIGHTS CUMULATIVE

       The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.

                              SECTION 17. HEADINGS

       The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

                           SECTION 18. CONFIDENTIALITY

       AVIF acknowledges that the identities of the customers of LIFE COMPANY or any of its affiliates (collectively, the "LIFE COMPANY Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the LIFE COMPANY Protected Parties or any of their employees or agents in connection with LEE COMPANY's performance of its duties under this Agreement are the valuable property of the LEE COMPANY Protected Parties. AVIF agrees that if it comes into possession of any list or compilation of the identities of or other information about the LIFE COMPANY Protected Parties' customers, or any other information or property of the LIFE COMPANY Protected Parties, other than such information as may be independently developed or compiled by AVIF from information supplied to it by the LIFE COMPANY Protected Parties' customers who also maintain accounts directly with AVIF, AVIF w ill hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with LIFE COMPANY's prior written consent; or (b) as required by law or judicial process. LIFE COMPANY acknowledges that the identities of the customers of AVIF or any of its affiliates (collectively, the "AVIF Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the AVIF Protected Parties or any of their employees or agents in connection with AVIF's performance of its duties under this Agreement are the valuable property of the AVIF Protected Parties. LIFE COMPANY agrees that if it comes into possession of any list or compilation of the identities of or other information about the AVIF Protected Parties' customers or any other information or property of the AVIF Protected Parties, other than such information as may be independently developed or compiled by LIFE COMPANY from information supplied to it by the AVIF Protected Parties' customers who also maintain accounts directly with LIFE COMPANY, LIFE COMPANY will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with AVIF's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 18 would result in- immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

                      SECTION 19. TRADEMARKS AND FUND NAMES


       (a) A I M Management Group Inc. ("AIM" or "licensor"), an affiliate of AVIF, owns all right, title and interest in and to the name, trademark and service mark "AIM" and such other trade names, trademarks and service marks as may be set forth on Schedule B, as amended from time to time by written notice from AIM to LIFE COMPANY (the "AIM licensed marks" or the "licensor's licensed marks") and is authorized to use and to license other persons to use such marks. LIFE COMPANY and its affiliates are hereby granted a non-exclusive license to use the AIM licensed marks in connection with LIFE COMPANY's performance of the services contemplated under this Agreement, subject to the terms and conditions set forth in this Section 19.

       (b) The grant of license to LIFE COMPANY and its affiliates ( the "licensee") shall terminate automatically upon termination of this Agreement. Upon automatic termination, the licensee shall cease to use the licensor's licensed marks, except that LIFE COMPANY shall have the right to continue to service any outstanding Contracts bearing any of the AIM licensed marks. Upon AIM's elective termination of this license, LIFE COMPANY and its affiliates shall immediately cease to issue any new annuity or life insurance Policies bearing any of the AIM licensed marks and shall likewise cease any activity which suggests that it has any right under any of the AIM licensed marks or that it has any association with AIM, except that LIFE COMPANY shall have the right to continue to service outstanding Contracts bearing any of the AIM licensed marks.

       (c) The licensee shall obtain the prior written approval of the licensor for the public release by such licensee of any materials bearing the licensor's licensed marks. The licensor's approvals shall not be unreasonably withheld.

       (d) During the term of this grant of license, a licensor may request that a licensee submit samples of any materials bearing any of the licensor's licensed marks which were previously approved by the licensor but, due to changed circumstances, the licensor may wish to reconsider. If, on reconsideration, or on initial review, respectively, any such samples fail to meet with the written approval of the licensor, then the licensee shall immediately cease distributing such disapproved materials. The licensor's approval shall not be unreasonably withheld, and the licensor, when requesting reconsideration of a prior approval, shall assume the reasonable expenses of withdrawing and replacing such disapproved materials. The licensee shall obtain the prior written approval of the licensor for the use of any new materials developed to replace the disapproved materials, in the manner set forth above.

       (e) The licensee hereunder: (i) acknowledges and stipulates that, to the best of the knowledge of the licensee, the licensor's licensed marks are valid and enforceable trademarks and/or service marks and that such licensee does not own the licensor's licensed marks and claims no rights therein other than as a licensee under this Agreement; (ii) agrees never to contend otherwise in legal proceedings or in other circumstances; and (iii) acknowledges and agrees that the use of the licensor's licensed marks pursuant to this grant of license shall inure to the benefit of the licensor.

                        SECTION 20. PARTIES TO COOPERATE


       Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD, the IRS and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records (including copies thereof) in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

       IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                             AIM VARIABLE INSURANCE FUNDS, INC.

Attest: /s/ Nancy L. Martin                  By: /s/ Robert H. Graham
       --------------------------------         --------------------------------
Nancy L. Martin                              Name: Robert H. Graham
Assistant Secretary   Title:                 President

                                             A I M DISTRIBUTORS, INC.
Attest: /s/ Nancy L. Martin                  By: /s/ Michael J. Cemo
       --------------------------------         --------------------------------
Nancy L. Martin                              Name: Michael J. Cemo
Assistant Secretary Title:                   President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, on behalf of itself and its separate accounts and as principal underwriter for its separate accounts

Attest: /s/ Steven Kluever                   By: /s/ Kelly D. Clevenger
       --------------------------------         --------------------------------
Name: Steven Kluever                         Name:   Kelly D. Clevenger
Title: Assistant Vice President              Title:  Vice President

                                   SCHEDULE A


FUNDS AVAILABLE UNDER THE POLICIES

       AIM VARIABLE INSURANCE FUNDS, INC.

       AIM V.I. Capital Appreciation Fund
       AIM V.I. Diversified Income Fund
       AIM V.I. Growth Fund
       AIM V.I. Value Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS


Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life Flexible Premium Variable Life Account R

POLICIES FUNDED BY THE SEPARATE ACCOUNTS


The Lincoln National Life Insurance Company:
Flexible Premium Variable Life Insurance Policy
LN605LL/LN6l5LL/LN6l7LL
and state variations thereof

The Lincoln National Life Insurance Company:
Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds LN650LL and state variations thereof

SCHEDULE B


AIM VARIABLE INSURANCE FUNDS, INC.

AIM ______________________________ Fund

AIM and Design

AIM

                                   SCHEDULE C

                               EXPENSE ALLOCATIONS

DESCRIPTION                  LIFE COMPANY                     AIM/AVIF
REGISTRATION

Prepare and file             Account registration             Fund registration statements
registration statements(1)   statements

Payment of fees              Account fees                     Fund fees

PROSPECTUSES

Typesetting                  Account Prospectuses             Fund Prospectuses

                             Account Prospectuses, and        Fund Prospectuses distributed
Printing                     Fund Prospectuses (but not for   to existing Participants(2)
                             existing PARTICIPANTS)

SAIS

Typesetting                  Account SAIs                     Fund SAIs

Printing                     Account SAIs                     Fund SAIs

SUPPLEMENTS (TO
PROSPECTUSES OR SAIs

Typesetting and Printing     Account Supplements, and         Fund Supplements to existing
                             Fund Supplements (but not for    ParticipantS(2)
                             existing Participants)

       (1) Includes all filings and costs necessary to keep registrations current and effective; including, without limitation, filing Forms N-SAR and Rule 24F-2 Notices as required by law.

       (2) With respect to any AVIF material printed in combination with any non-AVIF materials, total costs of typesetting and printing shall be prorated as between AIM/AVIF on the one hand and LIFE COMPANY on the other based on (a) the ratio of the number of pages of the combined prospectus, report, or other document, for each Fund listed on Schedule A hereto to the total number of pages in such combined prospectus, report, or other document; and (b) the ratio of the number of Participants who invest in all Funds of AVIF to the total number of Participants.

DESCRIPTION                  LIFE COMPANY                     AIM/AVIF
FINANCIAL REPORTS

Typesetting                  Account Reports                  Fund Reports to existing
                                                              Participants(2)

Printing                     Account Reports, and Fund
                             Reports (not to existing
                             Participants)
MAILING AND DISTRIBUTION

To Contract owners           Account and Fund
                             Prospectuses, SAIs,
                             Supplements and Reports

To Offerees                  Account and Fund
                             Prospectuses, SAIs,
                             Supplements and Reports
PROXIES

Typesetting, printing and    Account and Fund Proxies         Fund Proxies where the
mailing of proxy             where the matters submitted      matters submitted are
solely
solicitation materials and   are solely Account-related       Fund-related
voting instruction
solicitation materials and   Account Proxies even where
tabulation of proxies to     the matters submitted are
Participants                 solely Fund-related

OTHER (SALES-RELATED)

Contract owner               Account-related items and\
communication                Fund-related items

Distribution                 Policies

Administration               Account (Policies)

       (2) With respect to any AVIF material printed in combination with any non-AVIF materials, total costs of typesetting and printing shall be prorated as between AIM/AVIF on the one hand and LIFE COMPANY on the other based on (a) the ratio of the number of pages of the combined prospectus, report, or other document, for each Fund listed on Schedule A hereto to the total number of pages in such combined prospectus, report, or other document; and (b) the ratio of the number of Participants who invest in all Funds of AVIF to the total number of Participants.

                                 AMENDMENT NO. 3

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 16, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation and The Lincoln National Life Insurance Company, an Indiana life insurance company, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A

    FUNDS AVAILABLE UNDER                   SEPARATE ACCOUNTS                   POLICIES/CONTRACTS FUNDED BY THE
    THE POLICIES                            UTILIZING SOME OR                         SEPARATE ACCOUNTS
                                            ALL OF THE FUNDS

AIM V.I. Capital Appreciation Fund          Lincoln Life Variable Annuity       - The Lincoln National Life Insurance Company:
AIM V.I. Diversified Income Fund               Account N                          Flexible Premium Variable Annuity Contracts
AIM V.I. Growth Fund                                                              AN425LL
AIM V.I. International Equity Fund          Lincoln Life Flexible Premium         and state variations thereof
AIM V.I. Value Fund                         Variable Life Account M
                                                                                - The Lincoln National Life Insurance Company:
                                            Lincoln Life Flexible Premium         Flexible Premium Variable Life Insurance
                                            Variable Life Account R               Policy LN605LULN615LULN617LULN680
                                                                                  and state variations thereof

                                                                                - The Lincoln National Life Insurance Company:
                                                                                  Flexible Premium Variable Life Insurance
                                                                                  Policy On the Lives of Two Insureds LN650LL
                                                                                  and state variations thereof

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: 10-14-99
               ----------

                                   AIM VARIABLE INSURANCE FUNDS, INC.

Attest:                            By:
Name: Nancy L.Martin               Name: Robert H. Graham
Title: Assistant Secretary         Title: President


(SEAL)


SAAGR\PAA51AV1.doc
100699(1)hg                          1 of 2

                                   A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin        By: /s/ Michael J. Cemo
      ---------------------          ---------------------
Name: Nancy L. Martin              Name: Michael J. Cemo
Title: Assistant Secretary         Title: President



(SEAL)


                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


Attest: /s/ Steven M. Kluever      By: /s/ Kelly D. Clevenger
      -------------------------      ------------------------
Name: Steven M. Kluever            Name: Kelly D. Clevenger
Title: Assistant Vice President    Title: Vice President



(SEAL)


SAAGR\PAA51AV1, doc
100699(1)hg                          2 of 2

AMENDMENT NO. 1

PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 16,1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation and The Lincoln National Life Insurance Company, an Indiana life insurance company, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

    FUNDS AVAILABLE UNDER               SEPARATE ACCOUNTS                 POLICIES/CONTRACTS FUNDED BY THE
        THE POLICIES                    UTILIZING SOME OR                      SEPARATE ACCOUNTS
                                        ALL OF THE FUNDS
AIM V.I. Capital Appreciation Fund  Lincoln Life Variable Annuity   The Lincoln National Life Insurance Company:
AIM V.I. Diversified Income Fund            Account N               Flexible Premium Variable Annuity Contracts
AIM V.I. Growth Fund                                                AN425LL
AIM V.I. International Equity Fund  Lincoln Life Flexible Premium   and state variations thereof
AIM V.I. Value Fund                    Variable Life Account M
                                                                    The Lincoln National Life Insurance Company:
                                    Lincoln Life Flexible Premium   Flexible Premium Variable Life Insurance
                                       Variable Life Account R      Policy LN605LULN615LULN617LL
                                                                    and state variations thereof

                                                                    The Lincoln National Life Insurance Company:
                                                                    Flexible Premium Variable Life Insurance
                                                                    Policy On the Lives of Two Insureds LN650LL
                                                                    and state variations thereof

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:

Attest:
Name: Nancy L. Martin
Title: Assistant Secretary

(SEAL)

PAA28AVI.AGR
111098 (2) rr

AIM VARIABLE INSURANCE FUNDS, INC.

'By: -
Name.- Robert H. Graham

Title: President

1 of 2

A I M DISTRIBUTORS, IN

Attest: /s/ Nancy L. Martin
      -------------------------
Name: Nancy L. Martin
Title: Assistant Secretary

(SEAL)

Attest: /s/ Steven M. Kluever
      -------------------------
Name: Steven M. Kluever
Title: Assistant Vice President

(SEAL)

PAA28AVI.AGR 111098 (2) rr

C.

By: /s/ Michael J. Cemo
  -------------------------
Name: Michael J. Cemo
Title: President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: /s/ Kelly D. Clevenger
  -------------------------
Name: Kelly D. Clevenger
Title: Vice President

2 of 2

                                    Exhibit A

Funds Available to     Name of Separate Accounts
the Separate Accounts  Utilizing Some or All of the Funds  Policy/Contract Name(s)  Policy/Contract Numbers(s)
---------------------  ----------------------------------  -----------------------  --------------------------
No Change              No Change                           No Change                New Contract Numbers:

                                                                                    Under the 2nd bullet, please
                                                                                    add: LN 660

                                                                                    Under the 3rd bullet, please
                                                                                    add: LN 650

                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT

   The Participation Agreement (the "Agreement"), dated June 16, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation and The Lincoln National Life
   Insurance Company, an Indiana life insurance company, is hereby amended as follows:

   Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

-------------------------------------- --------------------------------- ----------------------------------------------------------
          FUNDS AVAILABLE UNDER                 SEPARATE ACCOUNTS                    POLICIES/CONTRACTS FUNDED BY THE
              THE POLICIES                      UTILIZING SOME OR                            SEPARATE ACCOUNTS
                                                ALL OF THE FUNDS
-------------------------------------- --------------------------------- ----------------------------------------------------------
AIM V.I. Capital Appreciation Fund     Lincoln Life Variable Annuity     -    The Lincoln National Life Insurance Company:
AIM V.I. Diversified Income Fund           Account N                          Flexible Premium Variable Annuity Contracts
AIM V.I. Growth Fund                                                          AN425LL
AIM V.I. International Equity Fund     Lincoln Life Flexible Premium           and state variations thereof
AIM V.I. Value Fund                    Variable Life Account M


                                                                         -    The Lincoln National Life Insurance Company:
                                       Lincoln Life Flexible Premium          Flexible Premium Variable Life Insurance
                                           Variable Life Account R            Policy LN605LL/LN615LL/LN617LL/LN660/
                                                                              LN680 and state variations thereof


                                                                         -    The Lincoln National Life Insurance Company:
                                                                              Flexible Premium Variable Life Insurance Policy On
                                                                              the Lives of Two Insureds LN650LL/LN655 and state
                                                                              variations thereof
-------------------------------------- --------------------------------- ----------------------------------------------------------


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2000
                  -----------


                                           AIM VARIABLE INSURANCE FUNDS, INC.


Attest:  /s/ Nancy L. Martin               By:
         -------------------                   ----------------------
Name:    Nancy L. Martin                   Name:    Robert H. Graham
Title:   Assistant Secretary               Title:   President

(SEAL)


                                        1 of 2

                                     A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin          By: /s/ Michael J. Cemo
        -------------------              -------------------
Name:  Nancy L. Martin               Name:  Michael J. Cemo
Title: Assistant Secretary           Title: President


(SEAL)

                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Attest: /s/ Denis G. Schwartz        By: /s/ Steven M. Kluever
        ---------------------            ---------------------
Name:   Denis G. Schwartz            Name:   Steven M. Kluever
Title:  2nd Vice President           Title:  Second Vice President


(SEAL)


                                     2 of 2

                               AMENDMENT NO. 5
                           PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 16, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation and The Lincoln National Life Insurance Company, an Indiana life insurance company and Lincoln Financial Advisors Corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER                    SEPARATE ACCOUNTS                      POLICIES/CONTRACTS FUNDED BY
 THE POLICIES                            UTILIZING SOME OR                          THE SEPARATE ACCOUNTS
                                         ALL OF THE FUNDS
AIM V.I. Capital Appreciation Fund     Lincoln Life Variable Annuity      -  The Lincoln National Life Insurance Company:
AIM V.I. Diversified Income Fund        Account N                            Flexible Premium Variable Annuity Contracts
AIM V.I. Growth Fund                                                         AN425LL, 30295, 30296 and state variations
AIM V.I. International Equity Fund                                           thereof
AIM V.I. Value Fund
                                       Lincoln Life Flexible Premium      -  The Lincoln National Life Insurance Company:
                                        Variable Life Account M              Flexible Premium Variable Life Insurance
                                                                             Policy LN605LULN615LULN617LULN660/
                                                                             LN680 and state variations thereof

                                       Lincoln Life Flexible Premium      -  The Lincoln National Life Insurance Company:
                                       Variable Life Account R               Flexible Premium Variable Life Insurance
                                                                             Policy On the Lives of Two Insureds
                                                                             LN650LULN655 and state variations thereof
-------------------------------------- --------------------------------- ----------------------------------------------------------


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: July 15, 2000

                                                  AIM VARIABLE INSURANCE FUNDS



Attest: /s/ Michelle Grace                        By: /s/ Robert H. Graham
        ------------------                            --------------------
Name:   Michelle Grace                            Name: Robert H. Graham
Title:  Assistant Secretary                       Title: President

(SEAL)

S:\AGR\20=PAA81 avif.doc
062300 (1) j1d

                                    1 of 2

                                     A I M DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace        By:    /s/ Michael J. Cerno
        ---------------------               ---------------------
Name:   P. Michelle Grace            Name:  Michael J. Cerno

Title:  Assistant Secretary          Title: President



(SEAL)


                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Attest: /s/ Denis G. Schwartz        By:    /s/ Steven M. Kluever
        ---------------------               ---------------------
Name:   Denis G. Schwartz            Name:  Steven M. Kluever
Title:  2nd Vice President           Title: 2nd Vice President



(SEAL)




S:\AGR\w000\PAA8aavif.doc
02300 (1) jl

                                    2 of 2

                               AMENDMENT NO. 6
                           PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated June 16, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation and The Lincoln National Life Insurance Company, an Indiana life insurance company, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                             SEPARATE ACCOUNTS
       FUNDS AVAILABLE UNDER                 UTILIZING SOME OR                         POLICIES/CONTRACTS FUNDED BY THE
           THE POLICIES                       ALL OF THE FUNDS                                SEPARATE ACCOUNTS
           ------------                       ----------------                                -----------------
        (SERIES I SHARES)               Lincoln Life Variable Annuity       -  The Lincoln National Life Insurance Company:
                                        Account N                              Flexible Premium Variable Annuity Contracts
AIM V.I. Capital Appreciation Fund                                             AN425LL, 30295, 30296 and state variations thereof
AIM V.I. Diversified Income Fund
AIM V.I. Growth Fund                                                        -  The Lincoln National Life Insurance Company:
AIM V.I. International Equity Fund      Lincoln Life Flexible Premium          Flexible Premium Variable Life Insurance Policy
AIM V.I. Value Fund                     Variable Life Account M                LN605LL/LN615LL/LN617LL/ LN660/LN680 and state
AIM V.I. Government Securities                                                 variations thereof

                                                                            -  The Lincoln National Life Insurance Company:
                                                                               Flexible Premium Variable Life Insurance Policy On
                                        Lincoln Life Flexible Premium          the Lives of Two Insureds LN650LL/LN655 and state
                                        Variable Life Account R                variations thereof

                                                                            -  The Lincoln National Life Insurance Company:
                                        Lincoln National Variable Annuity      MultiFund Individual Variable Annuity Contract
                                        Account C                              30070-B and state variations thereof


        (SERIES II SHARES)              Lincoln Life Variable Annuity       -  The Lincoln National Life Insurance Company:
                                        Account N                              ChoicePlus II Variable Annuity Contracts 30070-B
AIM V.I. Growth Fund                                                           and state variations thereof
AIM V.I. International Equity Fund
AIM V.I. Value Fund                     Lincoln Life Variable Annuity       -  The Lincoln National Life Insurance Company:
AIM V.I. Government Securities          Account W                              Wells Fargo New Directions Variable Annuity
                                                                               Contracts 30070-B and state variations thereof
                                        Lincoln National Life Insurance
                                        Separate Account 13                 -  The Lincoln National Life Insurance Company
                                                                               Director Product 19476 and state variations thereof
                                        Lincoln National Life Insurance     -  The Lincoln National Life Insurance Company
                                        Separate Account 15                    Director Product 19476 and state variations thereof
                                                                            -  The Lincoln National Life Insurance Company
                                        Lincoln National Life Insurance        Director Product 19476 and state variations thereof
                                        Separate Account 16

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   July 15, 2001


                                     AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Nancy L. Martin          By: /s/ Carol F. Relihan
       ---------------------------      ----------------------------------------
Name:                                Name:   Carol F. Relihan
Title:                               Title:  Sr. Vice President


(SEAL)

                                     A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin          By: /s/ Michael Cemo
       ---------------------------      ----------------------------------------
Name:                                Name:   Michael Cemo
Title:                               Title:  President


(SEAL)


                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


Attest: /s/ Denis Schwartz           By: /s/ Steven M. Kluever
       ---------------------------      ----------------------------------------
Name:                                Name:   Steven M. Kluever
Title:                               Title:  2nd Vice President


(SEAL)

                                     FORM OF

                                 AMENDMENT NO. 7
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated June 16, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation and The Lincoln National Life Insurance Company, an Indiana life insurance company, is hereby amended as follows:

     Section 2.1.e is hereby added as follows:

               (e) In the event of any material error in the calculation or communication of net asset value, dividends or capital gain information or any delay in the communication, the responsible party or parties shall reimburse the Company for any losses or reasonable costs incurred as a result of the error or delay, including but not limited to, amounts needed to make contractowners whole and reasonable administrative costs necessary to correct the error.

     Section 9. Notices is hereby amended to replace The Lincoln National Life Insurance Company information with the following:

               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               1300 S. Clinton Street
               Fort Wayne, IN 46802
               Facsimile: (260) 455-1773
               Attn: Funds Management

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

          FUNDS AVAILABLE UNDER                  SEPARATE ACCOUNTS                        POLICIES/CONTRACTS
              THE POLICIES                       UTILIZING SOME OR                          FUNDED BY THE
                                                  ALL OF THE FUNDS                        SEPARATE ACCOUNTS
------------------------------------------ ------------------------------- -------------------------------------------------
            (SERIES I SHARES)
                                           Lincoln Life Variable           The Lincoln National Life Insurance Company:
AIM V.I. Capital Appreciation Fund         Annuity Account N               Flexible Premium Variable Annuity Contracts
AIM V.I. Diversified Income Fund                                           AN425LL, 30295, 30296 and state variations
AIM V.I. Growth Fund                                                       thereof
AIM V.I. International Equity Fund
AIM V.I. Premier Equity Fund               Lincoln Life Flexible           The Lincoln National Life Insurance Company:
AIM V.I. Government Securities             Premium Variable Life           Flexible Premium Variable Life Insurance Policy
                                           Account M                       N605LL/LN615LL/ LN660/LN665/LN670/LN680/LN690
                                                                           and state variations thereof

                                           Lincoln Life Flexible           The Lincoln National Life Insurance Company:
                                           Premium Variable Life           Flexible Premium Variable Life Insurance
                                           Account R                       Policy On the Lives of Two Insureds
                                                                           LN650LL/LN655/LN656 and state variations
                                                                           thereof

                                           Lincoln National Variable       The Lincoln National Life Insurance Company:
                                           Annuity Account C               MultiFund Individual Variable Annuity Contract
                                                                           30070-B and state variations thereof

                                           Lincoln Life Flexible           The Lincoln National Life Insurance Company:
                                           Premium Variable Life           Corporate Owned Variable Life Insurance
                                           Account S                       Policy LN925/926, LN935 and state variations
                                                                           thereof

                                           Lincoln Life Flexible           The Lincoln National Life Insurance Company:
                                           Premium Variable Life           Lincoln Corporate Variable Private Solutions
                                           Account Z                       LN930

                                           Lincoln National Life           The Lincoln National Life Insurance Company
                                           Insurance Separate              Director Product 19476 and state variations
                                           Account 13                      thereof

                                           Lincoln National Life           The Lincoln National Life Insurance Company
                                           Insurance Separate              Director Product 19476 and state variations
                                           Account 15                      thereof

                                           Lincoln National Life           The Lincoln National Life Insurance Company
                                           Insurance Separate              Director Product 19476 and state variations
                                           Account 16                      thereof


           (SERIES II SHARES)              Lincoln Life Variable           The Lincoln National Life Insurance Company:
                                           Annuity Account N               ChoicePlus II Variable Annuity Contracts
AIM V.I. Growth Fund                                                       30070-B and state variations thereof
AIM V.I. International Equity Fund
AIM V.I. Premier Equity Fund                                               The Lincoln National Life Insurance Company:
AIM V.I. Government Securities                                             ChoicePlus Assurance Variable Annuity
                                                                           Contracts 30070-B and state variations thereof

                                           Lincoln Life Variable           The Lincoln National Life Insurance Company:
                                           Annuity Account W               Wells Fargo New Directions Variable Annuity
                                                                           Contracts 30070-B and state variations thereof

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: May 1, 2003


                                     AIM VARIABLE INSURANCE FUNDS



Attest:                              By:
         -----------------------           -------------------------------------
Name:                                Name:
Title:                               Title:



                                     A I M DISTRIBUTORS, INC.



Attest:                              By:
         -----------------------           -------------------------------------
Name:                                Name:
Title:                               Title:



                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY



Attest:                              By:
         -----------------------           -------------------------------------
Name:                                Name:  Rise C. M. Taylor
Title:                               Title: Vice President

                                 AMENDMENT NO. 7
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 16, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation and The Lincoln National Life Insurance Company, an Indiana life insurance company, is hereby amended as follows:

     Section 2.1.e is hereby added as follows:

               (e) In the event of any material error in the calculation or communication of net asset value, dividends or capital gain information or any delay in the communication, the responsible party or parties shall reimburse the Company for any losses or reasonable costs incurred as a result of the error or delay, including but not limited to, amounts needed to make contractowners whole and reasonable administrative costs necessary to correct the error.

     Section 9. Notices is hereby amended to replace The Lincoln National Life Insurance Company information with the following:

                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                    1300 S. Clinton Street
                    Fort Wayne, IN 46802
                    Facsimile: (260) 455-1773
                    Attn: Funds Management


     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                            SEPARATE ACCOUNTS                        POLICIES/CONTRACTS
     FUNDS AVAILABLE UNDER                  UTILIZING SOME OR                          FUNDED BY THE
         THE POLICIES                        ALL OF THE FUNDS                        SEPARATE ACCOUNTS
--------------------------------------------------------------------------------------------------------------------------
         (SERIES I SHARES)
                                           Lincoln Life Variable           The Lincoln National Life Insurance Company:
AIM V.I. Capital Appreciation Fund         Annuity Account N               Flexible Premium Variable Annuity Contracts
AIM V.I. Diversified Income Fund                                           AN425LL, 30295, 30296 and state variations
AIM V.I. Growth Fund                                                       thereof
AIM V.I. International Equity Fund
AIM V.I. Premier Equity Fund
AIM V.I. Government Securities

                                           Lincoln Life Flexible           The Lincoln National Life Insurance Company:
                                           Premium Variable Life           Flexible Premium Variable Life Insurance Policy
                                           Account M                       N605LL/LN615LL/LN660/LN665/LN670/LN680/LN690
                                                                           and state variations thereof

                                           Lincoln Life Flexible           The Lincoln National Life Insurance Company:
                                           Premium Variable Life           Flexible Premium Variable Life Insurance
                                           Account R                       Policy On the Lives of Two Insureds
                                                                           LN650LL/LN655/LN656 and state variations
                                                                           thereof

                                           Lincoln National Variable       The Lincoln National Life Insurance Company:
                                           Annuity Account C               MultiFund Individual Variable Annuity Contract
                                                                           30070-B and state variations thereof

                                           Lincoln Life Flexible           The Lincoln National Life Insurance Company:
                                           Premium Variable Life           Corporate Owned Variable Life Insurance
                                           Account S                       Policy LN925/926, LN935 and state variations
                                                                           thereof

                                           Lincoln Life Flexible           The Lincoln National Life Insurance Company:
                                           Premium Variable Life           Lincoln Corporate Variable Private Solutions
                                           Account Z                       LN930

                                           Lincoln National Life           The Lincoln National Life Insurance Company
                                           Insurance Separate              Director Product 19476 and state variations
                                           Account 13                      thereof

                                           Lincoln National Life           The Lincoln National Life Insurance Company
                                           Insurance Separate              Director Product 19476 and state variations
                                           Account 15                      thereof

                                           Lincoln National Life           The Lincoln National Life Insurance Company
                                           Insurance Separate              Director Product 19476 and state variations
                                           Account 16                      thereof

         (SERIES II SHARES)                Lincoln Life Variable           The Lincoln National Life Insurance Company:
                                           Annuity Account N               ChoicePlus II Variable Annuity Contracts
AIM V.I. Growth Fund                                                       30070-B and state variations thereof
AIM V.I. International Equity Fund
AIM V.I. Premier Equity Fund                                               The Lincoln National Life Insurance Company:
AIM V.I. Government Securities                                             ChoicePlus Assurance Variable Annuity
                                                                           Contracts 30070-B and state variations thereof

                                           Lincoln Life Variable           The Lincoln National Life Insurance Company:
                                           Annuity Account W               Wells Fargo New Directions Variable Annuity
                                                                           Contracts 30070-B and state variations thereof

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2003

                                              AIM VARIABLE INSURANCE FUNDS

Attest:  /s/ Jim Coppedge                     By:     /s/ Robert H. Graham
         -------------------------------              ---------------------------
Name:    Jim Coppedge                         Name:   Robert H. Graham
Title:   Assistant Secretary                  Title:  President

                                              A I M DISTRIBUTORS, INC.


Attest:  /s/ Jim Coppedge                     By:     /s/ Gene Needles
         -------------------------------
Name:    Jim Coppedge                         Name:   Gene Needles
Title:   Assistant Secretary                  Title:  President


                                              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


Attest:  /s/ Annie P. Russell                 By:     /s/ Rise C.M. Taylor
Name:    Annie P. Russell                     Name:   Rise C. M. Taylor
Title:   Executive Administrative Assistant   Title:  Vice President

                                 AMENDMENT NO. 8

                             PARTICIPATION AGREEMENT
                             -----------------------

The Participation Agreement (the "Agreement"), dated June 16, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation, and The Lincoln National Life Insurance Company, an Indiana life insurance company, is hereby amended as follows:

Section 2.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

            2.3 APPLICABLE PRICE

            (a) Share purchase payments and redemption orders that result from purchase payments, premium payments, surrenders and other transactions under Contracts (collectively, "Contract transactions") and that LIFE COMPANY receives prior to the close of regular trading on the New York Stock Exchange (or such other time set by the Board for purposes of determining the current net asset value of a Fund in accordance with Rule 22c-1 under the 1940 Act) on a Business Day will be executed at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the orders. For purposes of this Section 2.3(a), LIFE COMPANY shall be the designated agent of AVIF for receipt of orders relating to Contract transactions, , in accordance with Section 22(c) and Rule 22c-1 under the 1940 Act, on each Business Day and receipt by such designated agent shall constitute receipt by AVIF; PROVIDED that AVIF receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with
     Section 2.1(b) hereof. In connection with this Section 2.3(a), LIFE COMPANY represents and warrants that it will not submit any order for Shares or engage in any practice, nor will it allow or suffer any person acting on its behalf to submit any order for Shares or engage in any practice, that would violate or cause a violation of applicable law or regulation including, without limitation Section 22 of the 1940 Act and the rules thereunder.

            (b) All other Share purchases and redemptions by LIFE COMPANY will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the order therefor, and such orders will be irrevocable.

        (c) Without limiting the scope or effect of Section 1.1 hereof, pursuant to which the Board may reject a Share purchase order by or on behalf of LIFE COMPANY under the circumstances described therein, LIFE COMPANY agree to cooperate with the Fund and AIM to prevent any person exercising, or purporting to exercise, rights or privileges under one or more Contracts (including, but not limited to Contract owners, annuitants, insureds or participants, as the case may be (collectively, "Participants")) from engaging in any trading practices in any Fund that the Board or AIM determines, in good faith and in their sole discretion, to be detrimental or potentially detrimental to the other shareholders of the Fund, or to be in contravention of any applicable law or regulation including, without limitation, Section 22 of the 1940 Act and the rules thereunder. Such cooperation may include, but shall not be limited to, identifying the person or persons engaging in such trading practices, facilitating the imposition of any applicable redemption fee on such person or persons, limiting the telephonic or electronic trading privileges of such person or persons, and taking such other remedial steps, all to the extent permitted or required by applicable law.

Section 6.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

          6.3 FUNDS TO REMAIN AVAILABLE

          Notwithstanding any termination of this Agreement by LIFE COMPANY, AVIF will, at the option of LIFE COMPANY, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless AIM or the Board determines that doing so would not serve the best interests of the shareholders of the affected Funds or would be inconsistent with applicable law or regulation. Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Fund (as in effect on such date), redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 6.3 will not apply to any (i) terminations under
     Section 5 and the effect of such terminations will be governed by Section 5 of this Agreement or (ii) any rejected purchase and/or redemption order as described in Section 2.3(c) hereof.

Section 22 is hereby added to the Agreement:

         SECTION 22. FORCE MAJEURE

         Each Party shall be excused from the performance of any of its obligations to the other where such nonperformance is occasioned by any event beyond its control which shall include, without limitation, any applicable order, rule or regulation of any federal, state or local body, agency or instrumentality with jurisdiction, work stoppage, accident, natural disaster, war, acts of terrorism or civil disorder, provided that the Party so excused shall use all reasonable efforts to minimize its nonperformance and overcome, remedy, cure or remove such event as soon as is reasonably practicable, and such performance shall be excused only for so long as, in any given case, the force or circumstances making performance impossible shall exist.

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM V.I. Aggressive Growth Fund           AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Balanced Fund                    AIM V.I. Money Market Fund
AIM V.I. Basic Value Fund                 AIM V.I. Premier Equity Fund
AIM V.I. Blue Chip Fund                   AIM V.I. Real Estate Fund(2)
AIM V.I. Capital Appreciation Fund        AIM V.I. Small Cap Equity Fund
AIM V.I. Capital Development Fund         INVESCO VIF - Core Equity Fund
AIM V.I. Core Equity Fund                 INVESCO VIF - Dynamics Fund
AIM V.I. Dent Demographic Trends Fund     INVESCO VIF - Financial Services Fund
AIM V.I. Diversified Income Fund          INVESCO VIF - Health Sciences Fund
AIM V.I. Government Securities Fund       INVESCO VIF - Leisure Fund
AIM V.I. Growth Fund(1)                   INVESCO VIF - Small Company Growth Fund
AIM V.I. High Yield Fund(1)               INVESCO VIF - Technology Fund(1)
AIM V.I. International Growth Fund        INVESCO VIF - Total Return Fund
AIM V.I. Large Cap Growth Fund            INVESCO VIF - Utilities Fund(1)

(1) Effective April 30, 2004, AIM V.I. Growth Fund acquired the assets of INVESCO VIF - Growth Fund; AIM V.I. High Yield Fund acquired the assets of INVESCO VIF - High Yield Fund; INVESCO VIF - Utilities Fund acquired the assets of AIM V.I. Global Utilities Fund; and INVESCO VIF - Technology Fund acquired the assets of AIM V.I. New Technology Fund and INVESCO VIF - Telecommunications Fund.

(2)  Formerly, INVESCO VIF - Real Estate Opportunities Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS

-    Lincoln Life Variable Annuity
     Account N
-    Lincoln Life Flexible Premium
     Variable Life Account M
-    Lincoln Life Flexible Premium
     Variable Life Account R
-    Lincoln National Variable
     Annuity Account C
-    Lincoln Life Variable Annuity
     Account W
-    Lincoln National Life Insurance
     Separate Account 13
-    Lincoln National Life Insurance
     Separate Account 15
-    Lincoln National Life Insurance
     Separate Account 16

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

- The Lincoln National Life Insurance Company: Flexible Premium Variable Annuity Contracts AN425LL, 30295, 30296 and state variations thereof
- The Lincoln National Life Insurance Company: Flexible Premium Variable Life Insurance Policy LN605LL/LN615LL/LN617LL/LN660/LN680 and state variations thereof
- The Lincoln National Life Insurance Company: Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds LN650LL/LN655 and state variations thereof
- The Lincoln National Life Insurance Company: MultiFund Individual Variable Annuity Contract 30070-B and state variations thereof
- The Lincoln National Life Insurance Company: ChoicePlus II Variable Annuity Contracts 30070-B and state variations thereof
- The Lincoln National Life Insurance Company: ChoicePlus Assurance Variable Annuity Contracts 30070-B and state variations thereof
- The Lincoln National Life Insurance Company: Wells Fargo New Directions Variable Annuity Contracts 30070-B and state variations thereof
- The Lincoln National Life Insurance Company: Director Product 19476 and state variations thereof
- The Lincoln National Life Insurance Company: Director Product 19476 and state variations thereof
- The Lincoln National Life Insurance Company: Director Product 19476 and state variations thereof

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: April 30, 2004


                                         AIM VARIABLE INSURANCE FUNDS

Attest:        /s/ Jim Coppedge          By:           /s/ Robert H. Graham
        ----------------------------            --------------------------------
Name:   Jim A. Coppedge                         Name: Robert H. Graham

Title:  Assistant Secretary              Title: President


                                         A I M DISTRIBUTORS, INC.


Attest:        /s/ Jim Coppedge          By:           /s/ Gene L. Needles
        ----------------------------            --------------------------------
Name:   Jim A. Coppedge                  Name:  Gene L. Needles

Title:  Assistant Secretary              Title: President


                                         THE LINCOLN NATIONAL LIFE
                                         INSURANCE COMPANY


Attest:        /s/ Annie P. Russell      By:           /s/ Rise C. M. Taylor
        ----------------------------            --------------------------------
Name:   Annie P. Russell                 Name:  Rise C. M. Taylor

Title:  Executive Admin Asst.            Title: Vice President

                               AMENDMENT NO. 9

                          PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated June 16, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation, and The Lincoln National Life Insurance Company, an Indiana life insurance company, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                               SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

SERIES I AND II SHARES

AIM V.I. Basic Balanced Fund                 AIM V.I. Government Securities Fund
AIM V.I. Basic Value Fund                    AIM V.I. High Yield Fund
AIM V.I. Blue Chip Fund(1)                   AIM V.I. International Core Equity Fund
AIM V.I. Capital Appreciation Fund           AIM V.I. International Growth Fund
AIM V.I. Capital Development Fund            AIM V.I. Large Cap Growth Fund
AIM V.I. Core Equity Fund                    AIM V.I. Leisure Fund
AIM V.I. Demographic Trends Fund             AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Diversified Dividend Fund           AIM V.I. Money Market Fund
AIM V.I. Diversified Income Fund             AIM V.I. Real Estate Fund(2)
AIM V.I. Dynamics Fund                       AIM V.I. Small Cap Equity Fund
AIM V.I. Financial Services Fund             AIM V.I. Small Company Growth Fund(3)
AIM V.I. Global Equity Fund                  AIM V.I. Technology Fund
AIM V.I. Global Health Care Fund             AIM V.I. Utilities Fund

(1) Effective June 12, 2006, AIM V.I. Blue Chip Fund will merge into AIM V.I. Large Cap Growth Fund.
(2) Effective July 3, 2006, AIM V.I. Real Estate Fund will be renamed AIM V.I. Global Real Estate Fund.
(3) Effective July 3, 2006, AIM V.I. Small Company Growth Fund will be renamed AIM V.I. Small Cap Growth Fund.

SEPARATE ACCOUNTS UTILIZING THE FUNDS

- Lincoln National Variable Annuity Account C
- Lincoln Life Flexible Premium Variable Life Account M
- Lincoln Life Flexible Premium Variable Life Account R
- Lincoln Life Variable Annuity Account N
- Lincoln Life Variable Annuity Account W
- Lincoln Life Variable Annuity Account Z
- Lincoln National Life Insurance Separate Account 13
- Lincoln National Life Insurance Separate Account 15
- Lincoln National Life Insurance Separate Account 16

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS


ChoicePlus                                  MultiFund(R) 5
ChoicePlus Access                           Wells Fargo New Directions Core
ChoicePlus Bonus                            Wells Fargo New Directions Access
ChoicePlus II                               Wells Fargo New Directions Access 4
ChoicePlus II Access                        Director
ChoicePlus II Bonus                         Lincoln VUL I
ChoicePlus II Advance                       Lincoln VULDB
ChoicePlus Assurance (B Share)              Lincoln VULCV
ChoicePlus Assurance (C Share)              Lincoln SVUL
ChoicePlus Assurance (L Share)              Lincoln SVUL I
ChoicePlus Assurance (Bonus)                Lincoln SVUL II
                                            Lincoln Corporate Private Solution

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2006


                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
       -----------------                   ---------------------
Name:   Jim Coppedge                    Name:   Robert H. Graham
Title:  Assistant Secretary             Title:  President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ Gene L. Needles
       ----------------------              --------------------
Name:   P. Michelle Grace               Name:   Gene L. Needles
Title:  Assistant Secretary             Title:  President


                                        THE LINCOLN NATIONAL LIFE
                                        INSURANCE COMPANY


Attest: /s/ Kevin J. Adamson            By: /s/ Kelly D. Clevenger
       ---------------------               -----------------------
Name:   Kevin J. Adamson                Name:   Kelly D. Clevenger
Title:  2nd Vice President              Title:  Vice President

May 10, 2007

VIA FEDERAL EXPRESS
-------------------

AIM Variable Insurance Funds
A I M Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046
Attn: Nancy L. Martin, Esq.

Re:   Notice of Change of Principal Underwriter

To our valued business partner:

AIM Variable Insurance Funds, A I M Distributors, Inc. and The Lincoln National Life Insurance Company ("Lincoln") are parties to a Participation Agreement dated June 16, 1998.

Effective May 1, 2007, Lincoln Financial Distributors, Inc., a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., assumed the role of principal underwriter with respect to the Accounts listed in Schedule A of the Agreement.

Lincoln requests that you provide acknowledgement of this letter by signing below and returning one executed original letter to Mary Jo Ardington, 1300
S. Clinton Street, Fort Wayne, IN 46802. Thank you for your prompt attention to this matter. If you have any questions, please feel free to contact Mary Jo Ardington at 260-455-3917.

Sincerely,

/s/ Kelly D. Clevenger

Kelly D. Clevenger
Vice President


ACKNOWLEDGED and AGREED:                  ACKNOWLEDGED AND AGREED:
AIM Variable Insurance Funds              A I M Distributors, Inc.

By:   /s/ Donna F. Anderson               By:   /s/ Gene L. Needles
   -----------------------------             -----------------------------

Name: Donna F. Anderson                   Name: Gene L. Needles

Title: Assistant Vice President           Title: President

Date: 5/30/2007                           Date: 5/22/07

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                                AMENDMENT NO. 9

                             PARTICIPATION AGREEMENT

       The Participation Agreement (the "Agreement"), dated June 16, 1998, by and among AIM Variable Insurance Funds, a Delaware trust ("AVIF") A I M Distributors, Inc., a Delaware corporation, The Lincoln National Life Insurance Company, an Indiana life insurance company, is hereby amended as follows:

       WHEREAS, effective April 30, 2010, AIM Variable Insurance Funds was renamed AIM Variable Insurance Funds (Invesco Variable Insurance Funds). All references to AIM Variable Insurance Funds is hereby deleted and replaced with AIM Variable Insurance Funds (Invesco Variable Insurance Funds);

       WHEREAS, on March 31, 2008, A I M Distributors, Inc. was renamed Invesco Aim Distributors, Inc. Effective April 30, 2010, Invesco Aim Distributors, Inc. was renamed Invesco Distributors, Inc. All references to A I M Distributors, Inc. and Invesco Aim Distributors, Inc. are hereby deleted and replaced with Invesco Distributors, Inc.

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

ALL SERIES I SHARES AND SERIES II SHARES OF AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

SEPARATE ACCOUNTS UTILIZING THE FUNDS

ALL SEPARATE ACCOUNTS UTILIZING THE FUNDS

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

ALL CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

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All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: April 30, 2010.

                                          AIM VARIABLE INSURANCE FUNDS
                                          (INVESCO VARIABLE INSURANCE FUNDS)

Attest: /s/ Peter Davidson                By: /s/ John M. Zerr
Name: Peter Davidson                      Name: John M. Zerr
Title: Assistant Secretary                Title: Senior Vice President

                                          INVESCO DISTRIBUTORS, INC.

Attest: /s/ Peter Davidson                By: /s/ John S. Cooper
Name: Peter Davidson                      Name: John S. Cooper
Title: Assistant Secretary                Title: President

                                          THE LINCOLN NATIONAL LIFE
                                          INSURANCE COMPANY

Attest: /s/ Catherine Currie              By: /s/ Daniel R. Hayes
Name: Catherine Currie                    Name: Daniel R. Hayes
Title: Securities Fund Specialist         Title: Vice President

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
                               AMENDMENT NO. 11

                           PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated July 16, 1998, by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware trust ("AVIF (IVIF)"); Invesco Distributors, Inc., a Delaware corporation, and The Lincoln National Life Insurance Company, an Indiana life insurance company, is hereby amended as follows:

The following is added under:  "SECTION 2 PROCESSING TRANSACTIONS" before
SECTION 2.1(a):

          "Notwithstanding the provisions of paragraph (b) of this Section 2.1, the Parties agree to communicate, process and settle purchase and redemption transactions for Shares (collectively, "Share transactions") via the Fund/SERV and Networking systems of the National Securities Clearing Corporation (hereinafter, "NSCC"). LIFE COMPANY and AVIF
     (IVIF) each represents and warrants that it: (a) has entered into an agreement with NSCC, (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking, and (c) intends to remain at all times in compliance with the then current rules and procedures of NSCC, all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of Share transactions. AVIF (IVIF) agrees to provide LIFE COMPANY with account positions and activity data relating to Share transactions via Networking. LIFE COMPANY shall place trades for the previous Business Day with NSCC using Defined Contribution Clearance & Settlement (hereinafter, "DCC&S") indicators, no later than 8:00 a.m. Central Time, and LIFE COMPANY shall pay for Shares by the scheduled close of federal funds transmissions on the same Business Day on which it places an order to purchase Shares in accordance with this section. Payment shall be in federal funds transmitted by wire from the designated NSCC Settling Bank (on behalf of the LIFE COMPANY).

          For purposes of this Agreement, "Fund/SERV" shall mean NSCC's system for automated, centralized processing of mutual fund purchase and
     redemption orders, settlement, and account registration;   "Networking"
     shall mean NSCC's (Level Three) system that allows mutual funds and life insurance companies to exchange account level information electronically; "DCC&S" shall refer to an NSCC program that facilitates the automated processing and reporting of defined contribution transactions among asset managers, plan trustees, and plan administrators, including third-party administrators; and "Settling Bank" shall mean the entity appointed by AVIF (IVIF) to perform such settlement services on behalf of AVIF (IVIF), which agrees to abide by NSCC's then current rules and procedures insofar as they relate to same day funds settlement. In all cases, processing and settlement of Share transactions shall be done in a manner consistent with applicable law.

          In the event that any Party is prohibited from communicating, processing or settling Share transactions via Fund/SERV or Networking, such Party shall

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     notify the other Parties by 9:00 a.m. Central Time. After all Parties have been notified, the provisions of paragraphs (b) and (c) of this
     Section 2.1 shall apply."

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. Unless otherwise specified, all defined terms shall have the same meaning given to them in the Agreement.

Effective date: July 25th, 2012.

                                         AIM VARIABLE INSURANCE FUNDS
                                         (INVESCO VARIABLE INSURANCE FUNDS)

Attest: /s/ Melanie Ringold              By:    /s/ John M. Zerr
        ------------------------                --------------------------
Name:   Melanie Ringold                  Name:  John M. Zerr
Title:  Assistant Secretary              Title: Senior Vice President


                                         INVESCO DISTRIBUTORS, INC.

Attest: /s/ Melanie Ringold              By:    /s/ Peter S. Gallagher
        ------------------------                --------------------------
Name:   Melanie Ringold                  Name:  Peter S. Gallagher
Title:  Assistant Secretary              Title: President


                                         THE LINCOLN NATIONAL LIFE
                                         INSURANCE COMPANY

Attest: /s/ Marta J. Zoller              By:    /s/ Daniel R. Hayes
        ------------------------                --------------------------
Name:   Marta J. Zoller                  Name:  Daniel R.Hayes
Title:  Securities Fund Specialist       Title: Vice President

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